93005

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------


        This Agreement ("Agreement") is made and entered into this 1st day of September, 1994, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Connecticut Natural Gas Corporation (herein called "Customer" whether one or more persons).

        WHEREAS, Algonquin and Customer entered into a Service Agreement dated June 1, 1993, for service under Rate Schedule AFT-1; and

        WHEREAS, Algonquin and its customers entered into a settlement agreement in Algonquin's Docket Nos. RP93-14-000, et al. which provided, among other things, for revised daily and annual contract entitlements under Rate Schedules AFT-1, AFT-E, AFT-1S and AFT-ES; and

        WHEREAS, the Federal Energy Regulatory Commission issued an order on July 8, 1994, approving the settlement in Docket Nos. RP93-14-000, et al; and

        WHEREAS, Algonquin and Customer desire to execute a superseding service agreement under Rate Schedule AFT-1 in accordance with the terms of the settlement as approved by the Commission's July 8, 1994 order;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:


                                    ARTICLE I
                                    ---------
                                SCOPE OF AGREEMENT
                                ------------------


        1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement
             Quantities:

                                                                          93005

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------



                                    ARTICLE I
                                    ---------
                                SCOPE OF AGREEMENT
                                ------------------
                                   (Continued)


                  Maximum Daily Transportation Quantity (MMBtu)
                  ---------------------------------------------


                       Nov 16 - Apr 15          23,016*
                       Apr 16 - May 31          22,114
                       Jun  1 - Sep  30         20,310
                       Oct  1 - Nov 15          22,114


             *MDTQ to be utilized in applying monthly Reservation Charge


                  Maximum Annual Transportation Quantity        7,987,724 MMBtu



        1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.


                                    ARTICLE II
                                    ----------
                                TERM OF AGREEMENT
                                -----------------


        2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending on and including March 31, 2000 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.



                                                                          93005

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ----------------------------------


                                    ARTICLE II
                                    ----------
                                TERM OF AGREEMENT
                                -----------------
                                   (Continued)

        2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.


                                   ARTICLE III
                                   -----------
                                  RATE SCHEDULE
                                  -------------


        3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-1, nor less than the minimum rate under Rate Schedule AFT-1.


        3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

                                                                          93005


                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------

                                   ARTICLE III
                                   -----------
                                  RATE SCHEDULE
                                  -------------
                                   (Continued)

        3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or
             (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.


                                    ARTICLE IV
                                    ----------
                               POINT(S) OF RECEIPT
                               -------------------


        Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.


                                    ARTICLE V
                                    ---------
                               POINT(S) OF DELIVERY
                               --------------------


        Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery.

                                                                          93005



                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------


        Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.


                                    ARTICLE VI
                                    ----------
                                    ADDRESSES
                                    ---------


        Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:




             (a)  Algonquin:     Algonquin Gas Transmission Company
                                 1284 Soldiers Field Road
                                 Boston, MA  02135
                                 Attn:     John J. Mullaney
                                      Vice President, Marketing


             (b)  Customer:      Connecticut Natural Gas Corporation
                                 100 Columbus Boulevard
                                 P. O. Box 1500
                                 Hartford, CT  06144
                                 Attn:     Harry Kraiza, Jr.
                                      Senior Vice President, Energy Services



        or such other address as either party shall designate by formal written notice.

                                                                          93005

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------

                                   ARTICLE VII
                                   -----------
                                  INTERPRETATION
                                  --------------


        The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.


                                   ARTICLE VIII
                                   ------------
                           AGREEMENTS BEING SUPERSEDED
                           ---------------------------


        When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto, except that in the case of conversions from former Rate Schedules F-2 and F-3, the parties' obligations under Article II of the service agreements pertaining to such rate schedules shall continue in effect.

        Service Agreement No. 93005 executed by Customer and Algonquin under Rate Schedule AFT-1 dated June 1, 1993.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.




                  ALGONQUIN GAS TRANSMISSION COMPANY


                  By:  /s/ John J. Mullaney

                  Title: /s/ Vice President, Marketing



                  CONNECTICUT NATURAL GAS CORPORATION


                  By:  /s/ Edna M. Karanian

                  Title:  /s/ Ass't Vice Pres. Energy Planning & Procurement

                                                                          93005

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------


                                    Exhibit A
                                    ---------
                               Point(s) of Receipt
                               -------------------

                             Dated: September 1, 1994


           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
   Connecticut Natural Gas Corporation(Customer) concerning Point(s) of Receipt


        Primary               Maximum Daily              Maximum
        Point of            Receipt Obligation       Receipt Pressure
        Receipt                 (MMBtu)                    (Psig)
        --------            ------------------       ----------------


        Hanover, NJ (TETCO)                          At any pressure requested
             Nov 16 - Apr 15      8,776              by Algonquin but not in
             Apr 16 - May 31      8,432              excess of 750 Psig.
             Jun  1 - Sep 30      7,744
             Oct  1 - Nov 15      8,432



        Lambertville, NJ                             At any pressure requested
             Nov 16 - Apr 15     14,240              by Algonquin but not in
             Apr 16 - May 31     13,682              excess of 750 Psig.
             Jun  1 - Sep 30     12,566
             Oct  1 - Nov 15     13,682






   Signed for Identification

   Algonquin: /s/  John J. Mullaney

   Customer: /s/  Edna M. Karanian

                                                                          93005

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------



                                    Exhibit B
                                    ---------
                               Point(s) of Delivery
                               --------------------

                             Dated: September 1, 1994

           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
      Connecticut Natural Gas Corporation (Customer) concerning Point(s) of
                                     Delivery


        Primary               Maximum Daily              Minimum
        Point of            Delivery Obligation      Delivery Pressure
        Delivery                (MMBtu)                    (Psig)
        --------            -------------------      -----------------

        On the outlet side
        of meter stations
        located at:
        Cromwell, CT                                        230
           Nov 16 - Apr 15         23,016
           Apr 16 - May 31         22,114
           Jun  1 - Sep 30         20,310
           Oct  1 - Nov 15         22,114

        Farmington
         (Southington), CT                                   50
           Nov 16 - Apr 15         1,119
           Apr 16 - May 31         1,075
           Jun  1 - Sep 30           987
           Oct  1 - Nov 15         1,075




   Signed for Identification

   Algonquin:  /s/ John J. Mullaney

   Customer: /s/ Edna M. Karanian

                                                                          93005

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)
                        ---------------------------------



                                    Exhibit B
                                    ---------
                               Point(s) of Delivery
                               --------------------


                             Dated: September 1, 1994

           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
      Connecticut Natural Gas Corporation (Customer) concerning Point(s) of
                                     Delivery


        Primary               Maximum Daily              Minimum
        Point of            Delivery Obligation      Delivery Pressure
        Delivery                (MMBtu)                    (Psig)
        --------            -------------------      -----------------

        Glastonbury, CT                                      150
           Nov 16 - Apr 15         9,872
           Apr 16 - May 31         9,485
           Jun  1 - Sep 30         8,711
           Oct  1 - Nov 15         9,485

        Mansfield, CT                                        100
           Nov 16 - Apr 15           102
           Apr 16 - May 31            98
           Jun  1 - Sep 30            90
           Oct  1 - Nov 15            98

        Cheshire
         (Kensington), CT                                      -
           Nov 16 - Apr 15           305
           Apr 16 - May 31           293
           Jun  1 - Sep 30           269
           Oct  1 - Nov 15           293


   Signed for Identification

   Algonquin:  /s/ John J. Mullaney

   Customer: /s/ Edna M. Karanian

   FMH/cl
   93005.New